EXHIBIT 23.9

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent accountants, we hereby consent to the incorporation by reference of our report, dated March 15, 1996 on the financial statements of Monor Communications Group, Inc. and Subsidiaries as of December 31, 1995 and 1994 and for the years then ended included in this Annual Report on Form 10-K, into previously filed Registration Statement File Nos. 33-81876, 33-87326 and 333-00226.


                                       Coopers & Lybrand L.L.P.


Omaha, Nebraska
May 25, 1998